SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report

                                January 20, 2000

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


The news release of FVNB Corp. dated January 20, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release stated that on January 20, 2000, the Board of Directors of FVNB Corp. announced that David M. Gaddis, who currently serves as President and Chief Executive Officer of both First Victoria National Bank and FVNB Corp., will assume full-time responsibilities as President and Chief Executive Officer of FVNB Corp. The Board is in the process of selecting an executive search firm to assist with the selection of a President and Chief Executive Officer of the bank. Both internal and external candidates will be considered.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99) News release of FVNB Corp. dated January 20, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FVNB CORP.
                                  (Registrant)


                                  By: /s/ DAVID M. GADDIS
                                          David M. Gaddis,
                                          President and Chief Executive Officer


Date:  January 20, 2000

                                INDEX TO EXHIBIT


EXHIBIT NO.      DESCRIPTION                                         PAGE

   99            News release of FVNB Corp.                            5
                 dated January 20, 2000